UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2012

Starwood Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34436 (Commission File Number)	27-0247747 (IRS Employer Identification No.)

591 West Putnam Avenue Greenwich, CT	06830
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number,
including area code:
(203) 422-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CAR 230.425)

☐            Soliciting material pursuant to Rule lea-12 under the Exchange Act (17 CAR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CAR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Item 8.01.             Other Events.

On December 13, 2012, Starwood Property Trust, Inc. announced that its Board of Directors authorized an extraordinary dividend of $0.10 per share of common stock, payable to all common stockholders of record at the close of business on December 31, 2012, and payable on January 15, 2013.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

99.1	Press Release, dated December 13, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2012	STARWOOD PROPERTY TRUST, INC.

	By:	/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen
	Title:	Authorized Signatory

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated December 13, 2012